UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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BENEFITFOCUS, INC.

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Benefitfocus Investor Presentation First Quarter 2021

Non - GAAP Financial Measures The company uses certain non - GAAP financial measures in this presentation, including non - GAAP gross profit, operating income/loss, net loss/income, net loss/income per common share, adjusted EBITDA and free cash flow . Generally, a non - GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP . Non - GAAP gross profit, operating income/loss, net loss/income and net loss/income per common share exclude stock - based compensation expenses, amortization of acquisition - related intangible assets, transaction and acquisition - related costs expensed, restructuring charges, expense related to the impairment of goodwill, intangible assets and long - lived assets, gain or loss on extinguishment of debt, and costs not core to our business . We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock - based compensation expense, expense related to the impairment of goodwill, intangible assets and long - lived assets, transaction and acquisition - related costs expensed, restructuring charges, gain or loss on extinguishment of debt, and costs not core to our business . We define free cash flow as cash used in operating activities less capital expenditures, adjusted to eliminate restructuring charges . Please note that other companies might define their non - GAAP financial measures differently than we do . Management presents these non - GAAP financial measures in this release because it considers them to be important supplemental measures of performance . Management uses these non - GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments . Management believes that these non - GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance . Management also intends to provide these non - GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting . Non - GAAP financial measures have limitations as an analytical tool . Investors are encouraged to review the reconciliation of the non - GAAP measures to their most directly comparable GAAP measures provided in this presentation, including in the accompanying tables . Safe Harbor Statement Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward - looking statements . Actual results might differ materially from those explicit or implicit in the forward - looking statements . Important factors that could cause actual results to differ materially include : volatility and uncertainty in the global economy and financial markets in light of the evolving COVID - 19 pandemic ; our continuing losses and need to achieve GAAP profitability ; fluctuations in our financial results ; our ability to maintain our culture, retain and motivate qualified personnel ; immature and volatile market for our products and services ; risks related to changing healthcare and other applicable regulations ; risks associated with acquisitions ; cyber - security risks ; the need to innovate and provide useful products and services ; our ability to compete effectively ; privacy, security and other risks associated with our business ; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http : //investor . benefitfocus . com/sec - filings or upon request from our Investor Relations Department . Benefitfocus assumes no obligation and does not intend to update these forward - looking statements, except as required by law .

Important Additional Information and Where to Find It • The company intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the company’s stockholders for the company’s 2021 annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the company with the SEC at no charge at the SEC’s website at www.sec.gov . Copies will also be available at no charge in the Investor Relations section of the Benefitfocus website at https://investor.benefitfocus.com/sec - filings or by contacting the company’s Investor Relations department at ir@benefitfocus.com , as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Certain Information Regarding Participants to the Solicitation • The company, its directors and certain of its executive officers are participants in the solicitation of proxies from the com pan y’s stockholders in connection with matters to be considered at the company’s 2021 annual meeting of stockholders. Information re gar ding the direct and indirect interests, by security holdings or otherwise, of the company’s directors and executive officers in the co mpa ny is included in the company’s Proxy Statement on Schedule 14A for its 2020 annual meeting of stockholders, filed with the SEC on April 29, 20 20, the company’s Annual Report on Form 10 - K for the year ended December 31, 2020, filed with the SEC on March 10, 2021, the company’s Amendment No. 1 to the company’s Annual Report on Form 10 - K/A for the fiscal year ended December 31, 2020, filed with the SEC on April 30, 2021 and in the company’s Current Reports on Form 8 - K filed with the SEC from time to time. Changes to the direct or i ndirect interests of the company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Own ership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updat ed information regarding the identities of potential participants and their direct or indirect interests, by security holdings o r o therwise, in the company will be set forth in the company’s Proxy Statement for its 2021 annual meeting of stockholders and other relevant doc ume nts to be filed with the SEC, if and when they become available. • •

Benefitfocus is one of the largest benefits platforms in the U.S. enabling benefits enrollment and data exchange for Health Plans and Employers Our mission is to improve lives with benefits.

One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy and enhancing ESG to unlock shareholder value

One of the largest benefits platforms in the U.S. and massive, growing market

Vast Opportunity

$3.8T	Health care spend, ~20% of GDP
$20K	Annual premium for employer family plan, rising each year
8x	Increase in deductibles vs. wages
Zero	Consumer personalization

Sources: $3.8T per cms.gov (2019), $20K and 8x per kff.org (2019)

Attractive Value Proposition

Health Plans
Lower operational costs, higher member satisfaction and digital transformation

Employers
Lower health care costs, reduced complexity and higher employee retention

Employees and Health Plan Members
Valuable, affordable and personalized benefits

Benefitfocus

© 2020 Benefitfocus.com, Inc. 8

Benefits Enrollment for Health Plans and Employers Solving complex benefits administration problems with a modern user interface Benefits Payroll HCM

One of the Largest Benefits Platforms in the U.S. 1 in 12 Americans on the Benefitfocus Platform $59B total premium sold ~$1B Benefit Catalog premium sold 25M+ Lives Source: Benefitfocus; numbers are approximate and estimated as of December 31, 2020

Massive TAM with Significant Opportunity ~$30 B TAM Software as a Service Platform Source: Benefitfocus as of December 31, 2019

Delivering value to Health Plan and Employer markets

Competitive Differentiation Vast and unique data assets AI - powered platform Industry leading voluntary benefit products Market leading data transfer capabilities

Market Leading Data Transfer Capabilities Industry Leading First Pass Yield

AI - powered Platform: Benefitsaige is the AI that Delivers Insights across our Ecosystem Personalized Benefits Consumers connect to the benefits their families need. Population Health Insights Employers control healthcare costs and optimize benefit strategy. Operational Scale Health Plans gain operational scale with a connected, digital ecosystem

Vast and Unique Data Assets: Powering Outcomes and Results million health care claims million pharmacy claims billion in payroll transactions 71 40 $20 Benefitfocus has accumulated a massive amount of data for over two decades that helps shape product offerings and buying decisions. Source: Benefitfocus; numbers are approximate and estimated as of December 31, 2019

Industry Leading Products: Comprehensive and Curated Marketplace of Suppliers Benefit Catalog Robust portfolio of trusted health, wealth, property and lifestyle voluntary benefits integrated into our enrollment experience.

Diversified recurring revenue, improving operating leverage and disciplined capital strategy

Diverse Revenue Streams Recurring & Repeatable Revenue Multiple Sources of Lives Health Plans Employers GO - TO - MARKET REVENUE SOURCES Subscription Platform Professional Services

Recurring and Repeatable Revenue $105 $268 $257 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A 2020A 2021E $170 $180 $195 $179 $257 $15 $23 $34 $35 $52 $56 $67 $53 2017A 2018A 2019A 2020A 2021E Note: *Period prior to adoption of ASC 606 have not been restated; 2021 estimate based on midpoint of full year guidance prov ide d May 4, 2021 10% Revenue CAGR since IPO ($M) ~80% Recurring and Repeatable Revenue ($M) $237 $259 $297 $268 $257 Subscription Platform Services

Driving Operating Leverage Proactively managed impact of COVID through decisive cost management actions Focused on profitable revenue growth; expanding margins, increasing adjusted EBITDA and Free Cash Flow Investing in automation to drive efficiencies and deliver exceptional customer experience

Driving Operating Leverage Adjusted EBITDA ($M) and Adj. EBITDA Margin (%) Free Cash Flow ($M) $1 - $32 $20 $23 2018A 2019A 2020A 2021E 2021 estimates based on midpoint of full year guidance provided May 4, 2021; See important disclosures on non - GAAP financial measures and GAAP to non - GAAP reconciliation on slides 2 and 29. - $5 $10 $19 $44 $47 - 2% 4% 6% 16% 18% -5% 0% 5% 10% 15% 20% -$10 $0 $10 $20 $30 $40 $50 2017A 2018A 2019A 2020A 2021E

22% to 25% Approx. adjusted EBITDA margins $80 to $100 million Cumulative free cash flow (2021 to 2023) 30 to 35 points* Progress against Rule of 40 target 8% to 10% Approx. organic revenue growth in 2023 Mid - term 2023 Financial Targets • Opportunity to accelerate growth through strategic acquisitions • All targets assume return to pre - pandemic business conditions *Rule of 40 calculated as revenue growth rate plus adjusted EBITDA margin

Note: Cash balance and total debt as of 05/04/21; EBITDA based on 2021 midpoint guidance provided on 05/04/21 See important disclosures on non - GAAP financial measures and GAAP to non - GAAP reconciliation on slides 2 and 29. Disciplined Capital Strategy Strong Balance Sheet • Cash balance of $189M • Convertible debt of $220M due December 2023; $85M of lease obligations • Net debt and lease obligations to EBITDA ~2.5x Potential Uses of Capital • Invest organically and inorganically to extend market leadership • Opportunistically repurchase debt and equity

Executing growth strategy and enhancing ESG to unlock shareholder value

Strategic Priorities to Unlock Shareholder Value Deliver on Customer Promises Expand profitability Invest for growth Industry leading NPS Industry leading margins Focused on enrollment, engagement and data

Investing for Growth Simplifying benefits administration Making benefits easy for employees and members Expand connections and deliver smarter insights Enrollment Engagement Data Extend Market Leadership

Enhancing ESG Policies and Practices • Published first sustainability report which highlights, among other things, strength of data privacy, cybersecurity and human capital policies and practices • Recent governance enhancements include: 1. Naming independent Chairman and two new independent female directors 2. Retaining global search firm to identify additional qualified and independent board candidates 3. Putting forth shareholder proposal to declassify Board at 2021 Annual Shareholder Meeting 4. Implementing majority voting standard for director elections • Benefitfocus remains committed to building a world class company with best - in - class governance practices and policies

One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy and enhancing ESG to unlock shareholder value

GAAP to non - GAAP Reconciliation

Unaudited Reconciliation of GAAP to non - GAAP ($ in thousands) Year Ended December 31, 2020 2019 2018 2017 Reconciliation from Net Loss to Adjusted EBITDA: Net loss $(24,297) $(45,515) $ (52,627) $ (50,294) Depreciation 15,285 15,288 11,721 12,391 Amortization of software development costs 7,455 5,130 3,944 3,257 Amortization of acquired intangible assets 2,274 1,933 150 258 Interest income (632) (2,613) (250) (182) Interest expense 23,071 23,524 5,685 4,931 Income tax expense 22 27 28 15 Interest expense on building lease financing obligations (prior to adoption of ASC 842) — — 7,471 7,450 Stock - based compensation expense 14,537 19,572 28,868 16,137 Transaction and acquisition - related costs expensed 450 1,035 507 — Restructuring costs 5,616 — — — Impairment of long - lived assets 916 — — — Gain on repurchase of convertible senior notes (1,138) — — — Costs not core to our business 457 649 4,843 1,058 Total net adjustments 68,313 64,545 62,967 45,315 Adjusted EBITDA $44,016 $ 19,030 $ 10,340 $ (4,979) Reconciliation of Free Cash Flow: Net Cash (used in) provided by operating activities $27,651 $ (18,375) $ 8,981 $ (5,937) Less: Purchase of property and equipment (13,085) (13,248) (8,290) (8,279) Add back: Restructuring Costs 5,342 — — — Free Cash Flow $19,908 $ (31,623) $ 691 $ (14,216) Note : Management has not reconciled forward - looking adjusted EBITDA or free cash flow to their most directly comparable GAAP measure of GAAP net loss or GAAP operating cash flows . This is because management cannot predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort . These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non - GAAP counterparts .

Benefitfocus Investor Presentation First Quarter 2021